                                Eaton Corporation
                         2004 Annual Report on Form 10-K
                                   Item 15(c)
                                   Exhibit 23
            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements and related Prospectuses of our reports dated February 11, 2005, with respect to the consolidated financial statements of Eaton Corporation, Eaton Corporation management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Eaton Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2004:

Registration
   Number                          Description                        Filing Date
------------                       -----------                        -----------
 333-116974    Eaton Corporation Deferred Incentive Compensation
               Plan - Form S-8 Registration Statement -
               750,000 Shares                                       June 29, 2004

 333-116970    Eaton Corporation 2004 Stock Plan - Form S-8
               Registration Statement - 7,000,000 Shares            June 29, 2004

 333-106764    Eaton Corporation - Form S-3 Registration
               Statement - $250,000,000 of Debt Securities,
               Debt Warrants, Preferred Shares and Common
               Shares                                               July 2, 2003

 333-105786    Eaton Corporation - Form S-3 Registration
               Statement - $47,850,000 of Common Shares             June 3, 2003

 333-104366    1996 Non-Employee Director Fee Deferral Plan -
               Form S-8 Registration Statement                      April 8, 2003

 333-104367    Eaton Savings Plan - Form S-8 Registration
               Statement - 5,000,000 Shares                         April 8, 2003

  333-97365    Eaton Corporation Incentive Compensation
               Deferral Plan - Form S-8 Registration Statement      July 30, 2002

  333-97373    Cutler-Hammer de Puerto Rico Inc. Retirement
               Savings Plan - Form S-8 Registration Statement       July 30, 2002

  333-97371    Eaton Corporation 2002 Stock Plan - Form S-8
               Registration Statement                               July 30, 2002

  333-43876    Eaton Corporation 401(k) Savings Plan - Form
               S-8 Registration Statement - 500,000 Shares          August 16, 2000

  333-35946    Deferred Incentive Compensation Plan - Form
               S-8 Registration Statement - 375,000 Shares          May 1, 2000

  333-86389    Eaton Corporation Executive Strategic Incentive
               Plan - Form S-8 Registration Statement               Sept. 2, 1999

  333-77245    Eaton Corporation 401(k) Savings Plan -

               Form S-8 Registration Statement                      April 28, 1999

  333-77243    Eaton Corporation Share Purchase and Investment
               Plan - Form S-8 Registration Statement               April 28, 1999

  333-74355    Eaton Corporation $1,400,000,000 of Debt
               Securities, Debt Warrants, Common Shares and
               Preferred Shares - Form S-3 Registration
               Statement (Including Post-Effective Amendment
               No. 1 filed on April 23, 1999 and Amendment
               No. 2 filed on May 11, 1999)                         March 12, 1999

  333-62375    Eaton Corporation 1998 Stock Plan -
               Form S-8 Registration Statement                      August 27, 1998

  333-62373    Eaton Holding Limited U.K. Savings - Related
               Share Option Scheme [1998] - Form S-8
               Registration Statement                               August 27, 1998

  333-35697    Cutler-Hammer de Puerto Rico Company Retirement
               Savings Plan - Form S-8 Registration Statement       Sept. 16, 1997

  333-28869    Eaton 401(k) Savings Plan and Trust -
               Form S-8 Registration Statement                      June 10, 1997

  333-25693    Eaton Corporation Shareholder Dividend Reinvest-
               ment Plan - Form S-3 Registration Statement          April 23, 1997

  333-23539    Eaton Non-Employee Director Fee Deferral Plan -
               Form S-8 Registration Statement                      March 18, 1997

  333-22597    Eaton Incentive Compensation Deferral Plan -
               Form S-8 Registration Statement                      March 13, 1997

  333-03599    Eaton Corporation Share Purchase and Investment
               Plan - Form S-8 Registration Statement               May 13, 1996

  333-01365    Eaton Corporation Incentive Compensation Deferral
               Plan - Form S-3 Registration Statement               March 1, 1996

   33-64201    Eaton Corporation $120,837,500 of Debt Securities
               and Debt Warrants - Form S-3 Registration
               Statement                                            Nov. 14, 1995

   33-60907    Eaton 1995 Stock Plan - Form S-8 Registration
               Statement                                            July 7, 1995

   33-52333    Eaton Corporation $600,000,000 of Debt Securities,
               Debt Warrants, Common Shares and Preferred Shares
               - Form S-3 Registration Statement                    Feb. 18, 1994

  33-49393&    Eaton Corporation Stock Option Plans - Form S-8
   33-12842    Registration Statement                               March 9, 1993


                                        /s/ Ernst & Young LLP
                                        ---------------------

Cleveland, Ohio
March 10, 2005